UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2009

Prevention Insurance.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-32389	88-0126444
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

Paragon Capital LP
110 East 59th Street, 29th Fl.
New York, NY 10022
(Address of Principal Executive Offices)

(212) 593-1600
(Issuer Telephone Number)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Dismissal of Lynda R. Keeton CPA, LLC

On February 25, 2009, Prevention Insurance.Com, Inc. (the "Company") dismissed Lynda R. Keeton CPA, LLC (“Keeton”) as the Company’s independent public accountants. The decision to dismiss Keeton was determined by the Company’s Board of Directors. The Board dismissed Keeton because it was seeking to engage an accountant located closer to its headquarters.

During the fiscal year ended April 30, 2008, the Company expended $25,000 in auditor’s fees to Keeton for Keeton’s audit of the Company’s 2008 Financial Statements.

During the fiscal years ended April 30, 2007 and April 30, 2008 audited by Keeton, and through the interim period through February 25, 2009, there were no disagreements with Keeton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Keeton’s satisfaction, would have caused Keeton to make reference to the subject matter in connection with its reports; and there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K. During the fiscal years ended April 30, 2007 and April 30, 2008 audited by Keeton, Keeton expressed its doubt as to the Company’s ability to continue as a going concern due to the fact that the Company did not have any continuing sources of revenue. Keeton’s reports on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Keeton with a copy of the foregoing disclosures and requested Keeton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this Form 8-K and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this Form 8-K, stating whether it agrees with the above statements. A copy of that letter, dated February 25, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Conner & Associates, PC

On February 25, 2009, the Company engaged Conner & Associates, PC (“Conner”), as the Company’s independent public accountants.  Conner has been engaged to review the Company’s unaudited interim financial information, commencing with the quarter ended January 31, 2009, and to perform an audit of the Company and report on the financial statements for the fiscal year ending April 30, 2009.

From the date of the Company’s inception in 1999 until February 25, 2009, neither the Company nor anyone on its behalf consulted Conner regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Conner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:	Description:
16.1	Letter, dated March 4, 2009, of Lynda R. Keeton CPA, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PREVENTION INSURANCE.COM, INC.

Date: March 4, 2009	By:	/s/ Alan P. Donenfeld
Name: Alan P. Donenfeld
Title: President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer) (Principal Financial and Accounting Officer)